Exhibit 99.1

Audited financial statements for the years ended December 31, 2011 and 2010 for Aixum Tec AG and unaudited interim financial statements for the nine months ended September 30, 2012 and 2011 for Aixum Tec AG.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Aixum Tec AG
Triesen, Liechtenstein

We have audited the balance sheets of Aixum Tec AG (the “Company”) as of December 31, 2011 and 2010 and the related statements of operations and comprehensive loss, changes in stockholders’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform each audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2011 and 2010 and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has an accumulated deficit as of December 31, 2011, limited liquidity and has not completed its efforts to establish a stable recurring source of revenues sufficient to cover operating costs for the next twelve month period, which raises substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ GBH CPAs, PC
GBH CPAs, PC
www.gbhcpas.com
Houston, Texas

December 12, 2012

Aixum Tec AG
Balance Sheets

	December 31, 2011	December 31, 2010

ASSETS

Current assets
Cash and cash equivalents	$6	$357,880
Accounts receivable, net	14,687	22,880
Prepaid expenses and other current assets	16,546	15,558

Total current assets	31,239	396,318

Property and equipment, net	9,844	10,072
Software development costs, net	704,043	386,680
Deposit	7,982	7,974

TOTAL ASSETS	$753,108	$801,044

LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIT)

Current liabilities
Accounts payable and accrued expenses	$404,690	$102,351
Accounts payable and accrued expenses – related parties	492,830	1,378
Convertible notes, net of discount	94,406	23,921
Convertible notes - related parties, net of discount	104,261	135,560
Deferred revenue	-	22,880

Total current liabilities	1,096,187	286,090

Commitments and contingencies

Stockholders' equity (deficit)
Common stock, CHF 0.01 par value; 104,000,000 shares authorized, 74,000,000 shares issued and 71,260,016 shares outstanding at December 31, 2011; 64,000,000 shares authorized and issued, 59,282,924 shares outstanding at December 31, 2010	754,760	635,367
Additional paid-in capital	1,607,109	852,890
Shares held in treasury; 2,739,984 and 4,717,076 shares, respectively	(37,149)	(52,872)
Accumulated other comprehensive income	39,972	10,231
Accumulated deficit	(2,707,771)	(930,662)

Total stockholders' equity (deficit)	(343,079)	514,954

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$753,108	$801,044

See accompanying summary of accounting policies and notes to financial statements.

Aixum Tec AG
Statements of Operations and Comprehensive Loss
For the Years Ended December 31, 2011 and 2010

	2011	2010

Revenues	$191,396	$-

Operating expenses:
Selling	256,755	116,078
General and administrative	1,505,905	662,672
Depreciation and amortization	207,957	2,610
Impairment of license	-	95,886
Impairment of investment	-	74,791

Total operating expenses	1,970,617	952,037

Loss from operations	(1,779,221)	(952,037)

Other income (expenses):
Government grant	-	95,886
Interest expense	(5,115)	(1,243)
Foreign exchange gain (loss)	7,227	(20,571)

Total other income (expenses)	2,112	74,072

Net loss	$(1,777,109)	$(877,965)

Net loss per common share – basic and diluted	$(0.03)	$(0.02)

Weighted average number of common shares outstanding – basic and diluted	67,192,084	35,514,763

Comprehensive income (loss)
Net loss	$(1,777,109)	$(877,965)
Other comprehensive income - foreign currency translation adjustments	29,741	13,820
Total comprehensive loss	$(1,747,368)	$(864,145)

See accompanying summary of accounting policies and notes to financial statements.

Aixum Tec AG
Statement of Changes in Stockholders' Equity (Deficit)
For the Years Ended December 31, 2011 and 2010

	Common stock		Additional paid-in	Treasury stock		Accumulated other comprehensive	Accumulated	Total stockholders' equity
	Shares	Amount	capital	Shares	Amount	income	deficit	(deficit)

Balances - January 1, 2010	25,000,000	$245,394	$-	-	$-	$(3,589)	$(52,697)	$189,108

Proceeds from sale of common stock	9,526,000	89,095	77,385					166,480
Shares issued for services	6,460,000		244,906	(6,460,000)	61,226			306,132
Issuance of common stock to the treasury		300,878		29,474,000	(300,878)			-
Proceeds from sale of treasury stock	18,296,924		530,599	(18,296,924)	186,780			717,379
Net loss							(877,965)	(877,965)
Foreign currency translation adjustment						13,820		13,820

Balances - December 31, 2010	59,282,924	635,367	852,890	4,717,076	(52,872)	10,231	(930,662)	514,954

Shares issued for convertible notes	973,438		40,375	(973,438)	10,406			50,781
Issuance of common stock to the treasury		33,108		2,739,984	(33,108)			-
Proceeds from sale of common stock	5,452,514	56,092	408,928	(717,498)	6,291			471,311
Shares issued for services	5,551,140	30,193	285,063	(3,026,140)	32,134			347,390
Beneficial conversion feature discount			19,853					19,853
Net loss							(1,777,109)	(1,777,109)
Foreign currency translation adjustment						29,741		29,741

Balances - December 31, 2011	71,260,016	$754,760	$1,607,109	2,739,984	$(37,149)	$39,972	$(2,707,771)	$(343,079)

See accompanying summary of accounting policies and notes to financial statements.

Aixum Tec AG
Statements of Cash Flows
For the Years Ended December 31, 2011 and 2010

	2011	2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,777,109)	$(877,965)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	347,390	306,132
Depreciation and amortization	207,957	2,610
Amortization of debt discount	2,430	-
Impairment of license	-	95,886
Impairment of investment	-	74,791
Changes in operating assets and liabilities:
Decrease (increase) in accounts receivable	8,706	(20,635)
(Increase) in prepaid expenses and other current assets	(1,031)	(14,031)
(Increase) in other assets	-	(7,191)
Increase in accounts payable and accrued expenses	320,308	62,927
Increase in accounts payable and accrued expenses – related parties	520,829	1,243
Increase (decrease) in deferred revenue	(24,271)	20,635
NET CASH USED IN OPERATING ACTIVITIES	(394,791)	(355,598)

CASH FLOWS FROM INVESTINGACTIVTIES
Purchases of property and equipment	(5,900)	(11,694)
Investment in NFC Solutions AG	-	(74,791)
Investments in software development	(537,717)	(348,732)
NET CASH USED IN INVESTING ACTIVITIES	(543,617)	(435,217)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of convertible notes payable - related parties	(39,477)	-
Proceeds from sale of convertible notes payable	84,593	21,573
Proceeds from sale of convertible notes payable - related parties	67,674	122,256
Proceeds from sale of treasury stock	-	717,379
Proceeds from sale of common stock	471,311	166,480
NET CASH PROVIDED BY FINANCING ACTIVITIES	584,101	1,027,688

Effect of exchange rate changes on cash	(3,567)	(1,267)

Net increase (decrease) in cash	(357,874)	235,606
Cash at beginning of period	357,880	122,274

Cash at the end of period	$6	$357,880
Supplemental information:
Income tax paid	$-	$-
Interest paid	-	-

Non-cash investing and financing activities:
Shares issued to the treasury	$33,108	$300,878
Shares issued for convertible notes	50,781	-
Beneficial conversion feature discount	19,853	-

See accompanying summary of accounting policies and notes to financial statements.

Aixum Tec AG
Notes to Financial Statements

NOTE 1 – DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

Nature of Operations

Aixum Tec AG (“Aixum”) is a Liechtenstein aktiengesellschaft company.  Established on October 15, 2009, Aixum provides mobile marketing and loyalty solutions for the hyper-local business marketplace. Aixum is a leading mobile loyalty and marketing network. Through its premier product SAMY4ME (“Samy”), Aixum provides retailers and merchants cloud based software tools to communicate and strengthen relationships with their customers via mobile devices. Samy improves customer retention through mobile loyalty, rewards, offers, deals, vouchers and other valuable digital touch points.

Basis of Presentation

The accompanying financial statements present the financial position, results of operations and cash flows of the Company. These financial statements are prepared in accordance with generally accepted accounting principles in the United States (“US GAAP”).

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from estimates.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

The Company considers all highly liquid short-term investments purchased with an original maturity of three months or less to be cash equivalents.

The Company maintains its cash in an institution based in Liechtenstein. At December 31, 2011 and 2010, the Company had a cash balance of $6 and $357,880 respectively. At December 31, 2011 and 2010, $6 and $106,429 was insured.

Accounts Receivable and Allowance for Doubtful Accounts

The allowance for doubtful accounts is based on the Company’s past experience and other factors which, in management's judgment, deserve current recognition in estimating bad debts. Such factors include growth and composition of accounts receivable, the relationship of the allowance for doubtful accounts to accounts receivable and current economic conditions. The determination of the collectability of amounts due from customer accounts requires the Company to make judgments regarding future events and trends. Allowance for doubtful accounts is determined based on assessing the Company’s portfolio on an individual customer and on an overall basis. This process consists of a review of historical collection experience, current aging status of the customer accounts, and the financial condition of the Company’s customers. Based on a review of these factors, the Company establishes or adjusts the allowance for specific customers and the accounts receivable portfolio as a whole. At December 31, 2011 and 2010, there was no allowance for doubtful accounts. For the years ended December 31, 2011 and 2010, the Company had no bad debt expense.

Long-Lived Assets

Property and Equipment

Property and equipment are stated at cost. Depreciation on property and equipment are recorded using the straight-line method over the estimated useful lives of the assets, which are three years.

Software Development Costs

Costs of software developed internally for licensing to third parties are expensed until the technological feasibility of the software product has been established. Thereafter, software development costs incurred through the general release of the software products are capitalized and subsequently reported at the lower of unamortized cost or net realizable value. Capitalized software development costs are amortized on a straight-line basis over the products’ respective estimated economic lives, which are typically three years. The amortization of capitalized software development costs, including any amounts accelerated for products that are not expected to generate sufficient future revenue to realize their carrying values, is included in depreciation and amortization in the statements of operations. During the years ended December 31, 2011 and 2010, amounts capitalized were $537,717 and $348,732, respectively, and amounts amortized were $210,377 and $0, respectively.

Impairment

In addition to our intangible asset impairment testing, we also review our other long-lived assets for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable or that the useful lives of these assets are no longer appropriate. Each impairment test is based on a comparison of the undiscounted future cash flows to the recorded value of the asset. If impairment is indicated, the asset is written down to its estimated fair value.

Treasury Shares

The Company issues shares to treasury before the issuance of shares to investors for cash, to employees or vendors for services, or to note holders for the conversion of note because of administrative rules in Liechtenstein. These shares are recorded at par value when issued.

Income Taxes

The Company is a taxable entity and recognizes deferred tax assets and liabilities for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to be in effect when the temporary differences reverse. The effect on the deferred tax assets and liabilities of a change in tax rates is recognized in income in the year that includes the enactment date of the rate change. A valuation allowance is used to reduce deferred tax assets to the amount that is more likely than not to be realized. Interest and penalties associated with income taxes are included in selling, general and administrative expense.

The Company has adopted ASC Topic 740 “Accounting for Uncertainty in Income Taxes” which prescribes a comprehensive model of how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on a tax return. ASC 740 states that a tax benefit from an uncertain position may be recognized if it is "more likely than not" that the position is sustainable, based upon its technical merits. The tax benefit of a qualifying position is the largest amount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement with a taxing authority having full knowledge of all relevant information. As of December 31, 2011, the Company had not recorded any tax benefits from uncertain tax positions.

Revenue Recognition

Revenue is generated from businesses (“merchants”) paying a network access fee similar to a cost per click (“CPC”) advertising model or based upon a redemption of a merchant coupon offering. In the CPC model, the mobile subscriber generates a CPC fee each time it subscribes to a merchant in the Samy network. For certain merchants, the CPC fees are subject to a monthly maximum amount.  Alternatively, revenue is earned each time a subscriber redeems a merchant coupon offering. The number of subscriptions or redemptions for each merchant are billed and recognized monthly. Revenues earned from merchants for setting up the Samy platform are recognized over the duration of the merchants’ contracts. Set up revenue billed but not earned is recorded as deferred revenues. The Company enters into barter transactions that exchange services for advertisements used principally for selling and marketing activities. The Company records barter transactions at the estimated fair value of the services exchanged based on fair value received for similar services from cash paying customers. Revenues and expenses for barter transactions are recognized when incurred. Any timing differences between the delivery of the bartered revenue and the use of the bartered expense products and services are recorded through deferred revenue. Revenue and expense from barter transactions for the years ended December 31, 2011 and 2010 were $78,755 and $0, respectively.

Grant Proceeds

Aixum received a cash grant of $11,730 in 2011 from the Liechtenstein government for hiring a new employee. The grant was recorded as reduction of compensation. Aixum also received a cash grant of $95,886 in 2010 from the Liechtenstein government for winning the business plan competition. The grant was recorded by the Company as government grant.

Sales Commissions

We pay commissions, including sales bonuses, to our direct sales force related to revenue transactions under sales compensation plans established annually. We defer the portion of commissions that are direct and incremental costs of the license and maintenance revenue arrangements and recognize them as selling and marketing expenses in the statements of operations over the terms of the related customer contracts, in proportion to the recognition of the associated revenue.

Earnings per Common Share

Basic earnings per common share (“EPS”) is computed by dividing net income available to common stockholders by the weighted average number of common shares outstanding during the period, excluding the effects of any potentially dilutive securities. Diluted EPS gives effect to all dilutive potential of shares of common stock outstanding during the period including stock options or warrants, using the treasury stock method (by using the average stock price for the period to determine the number of shares assumed to be purchased from the exercise of stock options or warrants), and convertible debt or convertible preferred stock, using the if-converted method. EPS excludes all potential dilutive shares of common stock if their effect is anti-dilutive.

As of December 31, 2011 and 2010, there were 3,344,634 and 3,073,959 potentially issuable shares, respectively, from the conversion of convertible debt. The shares were excluded from the calculation of EPS because their inclusion would be anti-dilutive.

Foreign currency translation

The functional currency of the Company is the Swiss Franc (“CHF”). Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet dates. Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Exchange gains or losses arising from foreign currency transactions are included in the determination of net income (loss) for the respective periods.

For financial reporting purposes, the consolidated financial statements of the Company are translated into the Company’s reporting currency, United States Dollars (“USD”). Asset and liability accounts are translated using the closing exchange rate in effect at the balance sheet date, equity account and dividend are translated using historical exchange rates and income and expense accounts are translated using the average exchange rate prevailing during the reporting period.

Adjustments resulting from the translation, if any, are included in accumulated other comprehensive income (loss) in stockholder’s equity (deficit).

Recent Accounting Pronouncements

Aixum does not expect any recently issued accounting pronouncements will have a significant impact on the results of operations, financial position, or cash flows of the Company.

Subsequent Events

The Company has reviewed and evaluated all material transactions occurred from December 31, 2011 through December 12, 2012 for subsequent event disclosure consideration and there are no other material subsequent events to report.

NOTE 3 – GOING CONCERN

As reflected in the accompanying financial statements, the Company has a working capital deficit of $1,064,948, an accumulated deficit of $2,707,771 as of December 31, 2011, and net losses for the years ended December 31, 2011 and 2010 of $1,777,109 and $877,965, respectively. These issues raise substantial doubt about the Company’s ability to continue as a going concern. The Company’s ability to continue as a going concern depends on reducing its operating costs as well as implementing its business plan which includes continuing revenue growth in Switzerland and Liechtenstein as well as expansion into other European countries. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 4 – PROPERTY AND EQUIPMENT

The following is a summary of property and equipment at December 31, 2011 and 2010:

	Useful Lives	2011	2010

Equipment	3 years	$18,547	$12,967
Less: accumulated depreciation		(8,703)	(2,895)

Property and equipment, net		$9,844	$10,072

For the years ended December 31, 2011 and 2010, total depreciation expense was $6,153 and $2,610, respectively.

NOTE 5 – SOFTWARE DEVELOPMENT COSTS

The following is a summary of software development costs at December 31, 2011 and 2010:

	Useful Lives	2011	2010

Software development costs	3 years	$894,467	$386,680
Less: accumulated amortization		(190,424)	-

Software development costs, net		$704,043	$386,680

For the years ended December 31, 2011 and 2010, total amortization expense was $201,804 and $0, respectively.

NOTE 6 – IMPAIRMENT OF LICENSE FEE AND INVESTMENT

During 2009, the Company paid Deligo Technologies Ltd. (a.k.a. Aixum AG) $95,886 for  licensed software as well as certain start-up costs. As of October 31, 2010, management determined that the license had no continuing value and recorded an impairment loss to write off the license fee.

During 2010, the Company acquired a 98% interest in NFC Solutions AG for $74,791.  As of October 31, 2010, the Company determined that the investment was worthless and recorded an impairment charge to write off the investment. On July 13, 2012, the Company sold NFC Solutions AG to David L. Deck, a director, for $1.

NOTE 7 –ACCOUNTS PAYABLE AND ACCRUED EXPENSES – RELATED PARTIES

A summary of the accounts payable and accrued expenses – related parties at December 31, 2011 is as follows:

Related Party/ Relationship	Nature of payable	Balance

Andrew Marshall, CEO/ director	Unpaid director fees and services	$162,690
Stefan Bachmann, director	Unpaid director fees and services	125,628
Christoph Frey, director	Unpaid director fees	114,988
Luppcon Anstalt, a company controlled by a director	Unpaid director fees	86,588
Others	Accrued interest	2,936
Total		$492,830

NOTE 8 – CONVERTIBLE NOTES

On August 28, 2010, the Company issued notes convertible to common stock, with maturity dates on February 28, 2012, to two investors aggregating $21,573. These notes accrue interest at 3% per annum and are convertible into 461,074 shares of the Company’s common stock. These convertible notes were evaluated for a beneficial conversion feature under FASB ASC 470 and were determined not to have a beneficial conversion feature.

On November 17, 2011, the Company issued notes convertible to common stock, with maturity dates on November 17, 2012, to an investor for $16,919. The note accrues interest at 5% per annum and is convertible into 217,930 shares of the Company’s common stock. On December 1, 2011, the Company issued notes convertible to common stock, with maturity dates on December 1, 2012, to two of the Company’s employees for an aggregate amount of $67,674. These notes accrue interest at 5% per annum and are convertible into 871,720 shares of the Company’s common stock.

The convertible notes issued in 2011 were evaluated for a beneficial conversion feature under FASB ASC 470 and were determined to have a beneficial conversion feature totaling $11,118 since the effective conversion price was below the fair value of the shares on the issuance date. The beneficial conversion feature was recorded as a discount on the convertible note and recorded as a component of additional paid-in capital. Pursuant to FASB ASC 470, the discount on the convertible note is amortized over the period between the issuance date and the maturity of the convertible note under the effective interest method.

A summary of the convertible notes activities for the years ended December 31, 2010 and 2011 is as follows:

Borrowing on convertible notes	$21,573
Change due to foreign currency exchange rates	2,348

Carrying value at December 31, 2010	23,921
Add: additional borrowing on convertible notes	84,593
Less: beneficial conversion feature discount	(11,118)
Add: amortization of discount	1,361
Change due to foreign currency exchange rates	(4,351)

Carrying value at December 31, 2011	$94,406

During the year ended December 31, 2011, $1,361 of the discount had been amortized and expensed to interest expense, leaving an unamortized discount balance of $9,361 as of December 31, 2011.

On July 10, 2012, all holders of convertible notes converted their loans to shares of common stock.

NOTE 9 – CONVERTIBLE NOTES – RELATED PARTIES

On August 28, 2010, the Company issued notes convertible to common stock, with maturity dates on February 28, 2012, to Andrew Marshall, CEO and director, and Stefan Bachmann, director for cash proceeds of $2,915 and $42,632, respectively. These notes accrue interest at 3% per annum and are convertible into 62,299 shares and 911,139 shares of the Company’s common stock, respectively.  On November 8, 2010, the Company issued notes convertible to common stock, with maturity dates on May 8, 2012, to David Deck, director, and Christoph Frey, director, for cash proceeds of $43,149 and $33,560, respectively. These notes accrue interest at 3% per annum and are convertible into 922,189 shares and 717,258 shares of the Company’s common stock, respectively. These convertible notes were evaluated for a beneficial conversion feature under FASB ASC 470 and were determined not to have a beneficial conversion feature.

On November 1, 2011, the Company issued notes convertible to common stock, with maturity dates on November 1, 2012 to the following related parties:

			Convertible into
Name of the Related Party	Principal	Interest Rate	Common Stock

Andrew Marshall	$11,279	5%	145,287
Stefan Bachmann	11,279	5%	145,287
Christoph Frey	11,279	5%	145,287
David Deck	22,558	5%	290,573

Total	$56,395		726,434

On November 17, 2011, the Company issued a note convertible to common stock, with maturity dates on November 17, 2012, to Lupocon Anstalt for $11,279. The note accrues interest at 5% per annum and is convertible into 145,287 shares of the Company’s common stock.

These convertible notes were evaluated for a beneficial conversion feature under FASB ASC 470 and were determined to have a beneficial conversion feature totaling $8,735 since the effective conversion price was below the fair value of the shares on the issuance date. The beneficial conversion feature was recorded as a discount on the convertible note and as a component of additional paid-in capital. Pursuant to FASB ASC 470, the discount on the convertible note is amortized over the period between the issuance date and the maturity of the convertible note under the effective interest method.

Borrowing on convertible notes - related parties	$122,256
Change due to foreign currency exchange rates	13,304

Carrying value at December 31, 2010	135,560
Add: additional borrowing on convertible notes	67,674
Less: beneficial conversion feature discount	(8,735)
Less: principal converted to common stock	(50,781)
Less: repayments made to related party	(39,477)
Add: amortization of discount	1,069
Change due to foreign currency exchange rates	(1,049)

Carrying value at December 31, 2011	$104,261

During the year ended December 31, 2011, $1,069 of the discount had been amortized and expensed to interest expense, leaving an unamortized discount balance of $7,489 as of December 31, 2011.

On July 10, 2012, all holders of convertible notes converted their loans to shares of common stock

NOTE 10 – COMMITMENTS AND CONTINGENCIES

Operating Lease

Aixum’s principal office is located at. Landstrasse 123, 9495 Triesen, Liechtenstein.  In June 2010, Aixum signed a 3-year lease agreement with its landlord with rent of $2,319 per month for the first 12 months, $2,967 per month for the next 12 months, and $3,566 per month for the last 12 months of the lease.

Minimum future lease payments for the next five years under non-cancelable lease agreements are as follows:

For the year ended December 31,	Amount

2012	$35,691
2013	15,991
2014	-
2015	-
2016 and thereafter	-

Total	$51,682

During the years ended December 31, 2011 and 2010, the Company recorded rent expense of $33,966 and $18,064, respectively.

NOTE 11 – INCOME TAXES

There are no permanent or timing differences between the Liechtenstein statutory financial accounts and the tax returns.  As of December 31, 2011, for Liechtenstein income tax reporting purposes, the Company has approximately $1,540,000 of unused net operating losses (“NOLs”) available for carry forward to future years.  Tax losses in Liechtenstein from 2010 and prior can be carried forward for 5 years and after 2011 the tax losses can be carried forward indefinitely.

Reconciliation between actual tax expense (benefit) and income taxes computed by applying the Lichtenstein income tax rate to net loss before income taxes for the years ended December 31, 2011 and 2010 are as follows:

	2011	2010

Computed at Liechtenstein statutory rate (12%)	$213,253	$105,356
Adjustment for GAAP difference	(38,737)	(101,355)
Changes in valuation allowance	(174,516)	(4,001)

Total	$-	$-

Tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred liabilities as of December 31, 2011 and 2010 are presented below:

	2011	2010
Deferred tax assets:
Net operating losses	$184,841	$10,325

Total deferred tax assets	184,841	10,325
Less: valuation allowance	(184,841)	(10,325)

Deferred tax assets, net	$-	$-

NOTE 12 – EQUITY TRANSACTIONS

From inception (October 15, 2009) to December 31, 2009:

On October 15, 2009, the Company issued 25,000,000 shares of its common stock to two investors in exchange for cash proceeds of $245,394, including 12,500,000 shares to each of Deck David and Stefan Bachmann for $122,697, respectively.

For the year ended December 31, 2010:

During 2010, the Company issued 9,526,000 shares of its common stock to three investors in exchange for cash proceeds of $166,480, including 3,900,000 shares to David Deck and Stefan Bachmann each for $34,476.

During 2010, the Company issued 6,460,000 shares of its common stock to various individuals for services, including 1,620,000 shares, 1,620,000 shares, and 2,000,000 shares for services to Stefan Bachmann, Andrew Marshall, and Christoph Frey, respectively. These shares were recorded at their fair value of $306,132.

On December 7, 2010, the Company issued 29,474,000 shares of its common stock to the treasury. Before December 31, 2010, the Company issued 18,296,924 shares of its common stock from the treasury to various investors in exchange for cash proceeds of $717,379, including 10,237,524 shares to Christoph Frey, for $361,146.

For the year ended December 31, 2011:

On January 1, 2011, Andrew Marshall and Stefan Bachmann converted their loans aggregating $50,781 to 911,139 shares and 62,299 shares of the Company’s common stock, respectively. These shares were issued from the treasury.

On July 14, 2011, the Company issued 2,739,984 shares of its common stock to the treasury.

On August 30, 2011, the Company increased its authorized shares from 74,000,000 shares to 104,000,000 shares.

During 2011, the Company issued 5,452,514 shares (717,498 shares from the treasury) of its common stock to various investors in exchange for cash proceeds of $471,311, including 319,375 shares to Christoph Frey for $28,427, 127,750 shares to Andrew Marshall for $11,752 and 127,750 shares to Stefan Bachmann for $11,784.

During 2011, the Company issued 5,551,140 shares (3,026,140 shares from the treasury) of its common stock to two vendors for services. These shares were recorded at their fair value of $347,390.

NOTE 13 – SUBSEQUENT EVENTS

Share Issuances

On July 9, 2011, the Company issued 3,344,634 shares of its common stock to the treasury.

On July 10, 2012, 1,793,910 shares and 1,550,724 shares were issued for the conversion of the outstanding third party and related party convertible notes for principal balances of $103,767 and $111,750, respectively.

On July 10, 2012, the Company issued 12,159,067 shares to settle accounts payable to related parties, employees, and third party vendors of $700,103.

On July 16, 2012, the Company issued 2,126,932 shares to a third party vendor for services valued at $102,479.

Merger with MobileBits Holdings Corporation

Effective October 1, 2012 pursuant to a Stock Exchange Agreement (the “Share Exchange Agreement”) between MobileBits Holding Corporation, a Nevada Corporation (“MobileBits”), Aixum became a wholly-owned subsidiary of MobileBits.

Pursuant to the Share Exchange Agreement, at the closing of the Share Exchange each seller (a “Seller”, and collectively, the “Sellers”) sold to the Company its shares of Aixum (the “Transferred Shares”). In consideration for the Transferred Shares, the Company issued to each Seller such Seller’s pro rata portion of a number of shares of the Common Stock, par value $0.001 per share, of MobileBits, equal to (A) 6,666,667 minus (B) the sum of (i) the Liability Shares (as defined in the Share Exchange Agreement), if any, plus (ii) the Cost Shares (as defined in the Share Exchange Agreement), if any. On the Closing Date, MobileBits issued an aggregate of 5,803,061shares of its Common Stock to the Sellers.

Aixum Tec AG
Balance Sheets
(Unaudited)

	September 30, 2012	December 31, 2011
ASSETS
Current assets
Cash and cash equivalents	$848	$6
Accounts receivable, net	21,595	14,687
Prepaid expenses and other current assets	34,763	16,546

Total current assets	57,206	31,239

Property and equipment, net	9,078	9,844
Software development costs, net	581,182	704,043
Deposit	7,982	7,982

TOTAL ASSETS	$655,448	$753,108

LIABILITIES AND STOCKHOLDERS EQUITY(DEFICIT)
Current liabilities
Accounts payable and accrued expenses	$479,849	$404,690
Accounts payable and accrued expenses – related parties	52,238	492,830
Advances from MobileBits	111,490	-
Note payable to MobileBits	180,928	-
Convertible notes, net of discount	-	94,406
Convertible notes - related parties, net of discount	-	104,261
Deferred revenue	18,861	-

Total current liabilities	843,366	1,096,187

Commitments and contingencies

Stockholders' deficit
Common stock, CHF 0.01 par value; 104,000,000 shares authorized,
88,890,649 shares issued and outstanding at September 30, 2012;
104,000,000 shares authorized, 74,000,000 shares issued and 71,260,016 shares
outstanding at December 31, 2011	907,188	754,760
Additional paid-in capital	2,438,924	1,607,109
Shares held in treasury; 0 and 2,739,984 shares, respectively	-	(37,149)
Accumulated other comprehensive income	70,868	39,972
Accumulated deficit	(3,604,898)	(2,707,771)

Total stockholders' deficit	(187,918)	(343,079)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$655,448	$753,108

See accompanying summary of accounting policies and notes to financial statements.

Aixum Tec AG
Statements of Operations and Comprehensive Income
For the Nine Months Ended September 30, 2012 and 2011
(Unaudited)

	2012	2011
Revenues	$151,706	$136,350

Operating expenses:
Selling	82,662	226,028
General and administrative	752,556	819,459
Depreciation and amortization	187,558	199,920

Total operating expenses	1,022,776	1,245,407

Loss from operations	(871,070)	(1,109,057)

Other income (expenses):
Other income (expenses)	(2,113)	-
Interest expense	(25,253)	(1,730)
Foreign exchange gain	1,309	7,284

Total other income (expenses)	(26,057)	5,554

Net loss	$(897,127)	$(1,103,503)

Net loss per common share – basic and diluted	$(0.01)	$(0.02)

Weighted average number of common shares outstanding – basic and diluted	76,557,904	65,821,205

Comprehensive income (loss)
Net loss	$(897,127)	$(1,103,503)
Other comprehensive income – foreign currency translation adjustment	30,896	15,900
Total comprehensive loss	$(866,231)	$(1,087,603)

See accompanying summary of accounting policies and notes to financial statements.

Aixum Tec AG
Statements of Cash Flows
For the Nine Months Ended September 30, 2012 and 2011
(Unaudited)

	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(897,127)	$(1,103,503)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	104,902	347,390
Depreciation and amortization	187,558	199,920
Amortization of convertible note discount	16,847	-
Changes in operating assets and liabilities:
Decrease (increase) in accounts receivable	(6,907)	12,657
(Increase) in prepaid expenses and other current assets	(18,213)	(1,041)
Increase in accounts payable and accrued expenses	175,258	285,174
Increase in accounts payable and accrued expenses – related parties	159,490	1,730
Advance from MobileBits	110,593	-
Increase (decrease) in deferred revenue	18,857	(18,379)
NET CASH USED IN OPERATING ACTIVITIES	(148,742)	(276,052)

CASH FLOWS FROM INVESTINGACTIVTIES
Purchases of property and equipment	(4,438)	(5,957)
Investments in software development	(59,526)	(518,089)
NET CASH USED IN INVESTING ACTIVITIES	(63,964)	(524,046)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments of convertible notes payable - related parties	-	(39,477)
Proceeds from sale of convertible notes payable - related parties	-	11,279
Proceeds from note payable to MobileBits	186,645	-
Proceeds from sale of common stock	-	471,311
NET CASH PROVIDED BY FINANCING ACTIVITIES	186,645	443,113

Foreign currency translation changes	26,903	7,348

Net increase (decrease) in cash	842	(349,637)
Cash at beginning of period	6	357,880

Cash at the end of period	$848	$8,243

Non-cash investing and financing activities:
Shares issued for convertible notes	$207,286	$50,781
Shares issued to treasury	152,428	33,108
Issuance of common stock to settle accounts payable	700,103	-

See accompanying summary of accounting policies and notes to financial statements.

Aixum Tec AG
Notes to Financial Statements
(Unaudited)

NOTE 1 – DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

Nature of Operations

Aixum Tec AG (“Aixum”) is a Liechtenstein aktiengesellschaft company.  Established on October 15, 2009, Aixum provides mobile marketing and loyalty solutions for the hyper-local business marketplace. Aixum is a leading mobile loyalty and marketing network. Through its premier product SAMY4ME (“Samy”), Aixum provides retailers and merchants cloud based software tools to communicate and strengthen relationships with their customers via mobile devices. Samy improves customer retention through mobile loyalty, rewards, offers, deals, vouchers and other valuable digital touch points.

Basis of Presentation

The accompanying financial statements present the financial position, results of operations and cash flows of the Company. These financial statements are prepared in accordance with generally accepted accounting principles in the United States (“US GAAP”).

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from estimates.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

The Company considers all highly liquid short-term investments purchased with an original maturity of three months or less to be cash equivalents.

The Company maintains its cash in an institution based in Liechtenstein. At September 30, 2012, the Company had a cash balance of $848, all of which was insured.

Accounts Receivable and Allowance for Doubtful Accounts

The allowance for doubtful accounts is based on the Company’s past experience and other factors which, in management's judgment, deserve current recognition in estimating bad debts. Such factors include growth and composition of accounts receivable, the relationship of the allowance for doubtful accounts to accounts receivable and current economic conditions. The determination of the collectability of amounts due from customer accounts requires the Company to make judgments regarding future events and trends. Allowance for doubtful accounts is determined based on assessing the Company’s portfolio on an individual customer and on an overall basis. This process consists of a review of historical collection experience, current aging status of the customer accounts, and the financial condition of the Company’s customers. Based on a review of these factors, the Company establishes or adjusts the allowance for specific customers and the accounts receivable portfolio as a whole. At September 30, 2012, there was no allowance for doubtful accounts. For the nine months ended September 30, 2012 and 2011, the Company had no bad debt expense.

Long-Lived Assets

Property and Equipment

Property and equipment are stated at cost. Depreciation on property and equipment are recorded using the straight-line method over the estimated useful lives of the assets, which are three years.

Software Development Costs

Costs of software developed internally for licensing to third parties are expensed until the technological feasibility of the software product has been established. Thereafter, software development costs incurred through the general release of the software products are capitalized and subsequently reported at the lower of unamortized cost or net realizable value. Capitalized software development costs are amortized on a straight-line basis over the products’ respective estimated economic lives, which are typically three years. The amortization of capitalized software development costs, including any amounts accelerated for products that are not expected to generate sufficient future revenue to realize their carrying values, is included in depreciation and amortization in the statements of operations. During the nine months ended September 30, 2012 and 2011, amounts capitalized were $59,526 and $518,089, respectively, and amounts amortized were $182,354 and $195,263, respectively.

Impairment

In addition to our intangible asset impairment testing, we also review our other long-lived assets for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable or that the useful lives of these assets are no longer appropriate. Each impairment test is based on a comparison of the undiscounted future cash flows to the recorded value of the asset. If impairment is indicated, the asset is written down to its estimated fair value.

Treasury Shares

The Company issues shares to treasury before the issuance of shares to investors for cash, to employees or vendors for services, or to note holders for the conversion of note because of administrative rules in Liechtenstein. These shares are recorded at par value when issued.

Income Taxes

The Company is a taxable entity and recognizes deferred tax assets and liabilities for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to be in effect when the temporary differences reverse. The effect on the deferred tax assets and liabilities of a change in tax rates is recognized in income in the year that includes the enactment date of the rate change. A valuation allowance is used to reduce deferred tax assets to the amount that is more likely than not to be realized. Interest and penalties associated with income taxes are included in selling, general and administrative expense.

The Company has adopted ASC Topic 740 “Accounting for Uncertainty in Income Taxes” which prescribes a comprehensive model of how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on a tax return. ASC 740 states that a tax benefit from an uncertain position may be recognized if it is "more likely than not" that the position is sustainable, based upon its technical merits. The tax benefit of a qualifying position is the largest amount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement with a taxing authority having full knowledge of all relevant information. As of September 30, 2012, the Company had not recorded any tax benefits from uncertain tax positions.

Revenue Recognition

Revenue is generated from businesses (“merchants”) paying a network access fee similar to a cost per click (“CPC”) advertising model or based upon a redemption of a merchant coupon offering. In the CPC model, the mobile subscriber generates a CPC fee each time it subscribes to a merchant in the Samy network. For certain merchants, the CPC fees are subject to a monthly maximum amount.  Alternatively, revenue is earned each time a subscriber redeems a merchant coupon offering. The number of subscriptions or redemptions for each merchant are billed and recognized monthly. Revenues earned from merchants for setting up the Samy platform are recognized over the duration of the merchants’ contracts. Set up revenue billed but not earned is recorded as deferred revenues. The Company enters into barter transactions that exchange services for advertisements used principally for selling and marketing activities. The Company records barter transactions at the estimated fair value of the services exchanged based on fair value received for similar services from cash paying customers. Revenues and expenses for barter transactions are recognized when incurred. Any timing differences between the delivery of the bartered revenue and the use of the bartered expense products and services are recorded through deferred revenue. Revenue and expense from barter transactions for the nine months ended September 30, 2012 and 2011 were $0 and $65,543, respectively.

Grant Proceeds

Aixum received a cash grant of $11,730 in 2011 from the Liechtenstein government for hiring a new employee. The grant was included in other income.

Sales Commissions

We pay commissions, including sales bonuses, to our direct sales force related to revenue transactions under sales compensation plans established annually. We defer the portion of commissions that are direct and incremental costs of the license and maintenance revenue arrangements and recognize them as selling and marketing expenses in the statements of operations over the terms of the related customer contracts, in proportion to the recognition of the associated revenue.

Earnings per Common Share

Basic earnings per common share (“EPS”) is computed by dividing net income available to common stockholders by the weighted average number of common shares outstanding during the period, excluding the effects of any potentially dilutive securities. Diluted EPS gives effect to all dilutive potential of shares of common stock outstanding during the period including stock options or warrants, using the treasury stock method (by using the average stock price for the period to determine the number of shares assumed to be purchased from the exercise of stock options or warrants), and convertible debt or convertible preferred stock, using the if-converted method. EPS excludes all potential dilutive shares of common stock if their effect is anti-dilutive.

As of September 30, 2012 and 2011, there were 0 and 1,528,550 potentially issuable shares, respectively, from the conversion of convertible debt. The shares were excluded from the calculation of EPS because their inclusion would be anti-dilutive.

Foreign currency translation

The functional currency of the Company is the Swiss Franc (“CHF”). Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet dates. Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Exchange gains or losses arising from foreign currency transactions are included in the determination of net income (loss) for the respective periods.

For financial reporting purposes, the consolidated financial statements of the Company are translated into the Company’s reporting currency, United States Dollars (“USD”). Asset and liability accounts are translated using the closing exchange rate in effect at the balance sheet date, equity account and dividend are translated using historical exchange rates and income and expense accounts are translated using the average exchange rate prevailing during the reporting period.

Adjustments resulting from the translation, if any, are included in accumulated other comprehensive income (loss) in stockholder’s equity (deficit).

Recent Accounting Pronouncements

Aixum does not expect any recently issued accounting pronouncements will have a significant impact on the results of operations, financial position, or cash flows of the Company.

Subsequent Events

The Company has reviewed and evaluated all material transactions occurred from September 30, 2012 through December 12, 2012 for subsequent event disclosure consideration and there are no other material subsequent events to report.

NOTE 3 – GOING CONCERN

As reflected in the accompanying financial statements, the Company has a working capital deficit of $786,160, an accumulated deficit of $3,604,898 as of September 31, 2012, and net losses for the nine months ended September 30, 2012 and 2011 of $897,127 and $1,103,503, respectively. These issues raise substantial doubt about the Company’s ability to continue as a going concern. The Company’s ability to continue as a going concern depends on reducing its operating costs as well as implementing its business plan which includes continuing revenue growth in Switzerland and Liechtenstein as well as expansion into other European countries. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 4 – PROPERTY AND EQUIPMENT

The following is a summary of property and equipment at September 30, 2012 and December 31, 2011:

	Useful Lives	September 30, 2012	December 31, 2011

Equipment	3 years	$22,985	$18,547
Less: accumulated depreciation		(13,907)	(8,703)

Property and equipment, net		$9,078	$9,844

For the nine months ended September 30, 2012 and 2011, total depreciation expense was $5,204 and $4,657, respectively.

NOTE 5 – SOFTWARE DEVELOPMENT COSTS

The following is a summary of software development costs at September 30, 2012 and December 31, 2011:

	Useful Lives	September 30, 2012	December 31, 2011

Software development costs	3 years	$953,996	$894,467
Less: accumulated amortization		(372,814)	(190,424)

Software development costs, net		$581,182	$704,043

For the nine months ended September 30, 2012 and 2011, total amortization expense was $182,354 and $195,263, respectively.

NOTE 6 –ACCOUNTS PAYABLE AND ACCRUED EXPENSES – RELATED PARTIES

A summary of the accounts payable and accrued expenses – related parties at September 30, 2012 is as follows:

Related Party	Nature of payable	Balance

Stefan Bachmann	Unpaid services	$38,655
Others	Accrued interest and others	13,583

Total		$52,238

NOTE 7 –ADVANCE FROM AND NOTE PAYABLE TO MOBILEBITS

On March 7, 2012, the Company entered into an agreement with MobileBits Holding Corporation (“MobileBits”), for MobileBits to lend up to $117,071 (110,000 CHF) at 5% interest rate payable on September 13, 2012. On June 19, 2012, the Company entered an amendment to increase the principal amount to $191,570 (180,000 CHF). As of September 30, 2012, $180,928 (170,000 CHF) had been advanced to Aixum by MobileBits. The amount has been classified as note payable to MobileBits. In addition, during the nine months ended September 30, 2012, MobileBits also advanced $111,490 to the Company for the Company’s daily operations.

NOTE 8 – CONVERTIBLE NOTES

A summary of the convertible notes activities for the nine months ended September 30, 2012 is as follows:

Carrying value at December 31, 2011	94,406
Less: principal converted to common stock	(107,483)

Add: amortization of discount	9,359
Change due to foreign currency exchange rates	3,718

Carrying value at September 30, 2012	$-

During the nine months ended September 30, 2012 and September 30, 2011, $9,359 and $0 of the discount had been amortized and expensed to interest expense, leaving an unamortized discount balance of $0 as of September 30, 2012.

NOTE 9 – CONVERTIBLE NOTES – RELATED PARTIES

A summary of the convertible notes- related parties activities for the nine months ended September 30, 2012 is as follows:

Carrying value at December 31, 2011	104,261
Less: principal converted to common stock	(99,803)
Add: amortization of discount	7,488
Change due to foreign currency exchange rates	(11,946)

Carrying value at September 30, 2012	$-

During the nine months ended September 30, 2012 and September 30, 2011, $7,488 and $ 0 of the discount had been amortized and expensed to interest expense, leaving an unamortized discount balance of $0 as of September 30, 2012.

NOTE 10 – COMMITMENTS AND CONTINGENCIES

Operating Lease

Aixum’s principal office is located at. Landstrasse 123 9495 Triesen, Liechtenstein.  In June 2010, Aixum signed a 3-year lease agreement with its landlord with rent of $2,319 per month for the first 12 months, $2,967 per month for the next 12 months, and $3,566 per month for the last 12 months of the lease.

Minimum future lease payments for the next five years under non-cancelable lease agreements are as follows:

For the nine months ended September 30	Amount

2013	$25,585
2014	-
2015	-
2016	-
2016 and thereafter	-

Total	$25,585

During the nine months ended September 30, 2012 and 2011, the Company recorded rent expense of $26,538 and $23,027, respectively.

NOTE 11 – INCOME TAXES

There are no permanent or timing differences between the Liechtenstein statutory financial accounts and the tax returns.  As of September 30, 2012, for Liechtenstein income tax reporting purposes, the Company has approximately $1,580,000 of unused net operating losses (“NOLs”) available for carry forward to future years.Tax losses in Liechtenstein from 2010 and prior can be carried forward for 5 years and after 2011 the tax losses can be carried forward indefinitely.

Reconciliation between actual tax expense (benefit) and income taxes computed by applying the Lichtenstein income tax rate to net loss before income taxes for the nine months ended September 30, 2012 and 2011 are as follows:

	2012	2011

Computed at Liechtenstein statutory rate (12%)	$107,655	$132,420
Adjustment for GAAP difference	(102,871)	(33,592)
Changes in valuation allowance	(4,784)	(98,828)

Total	$-	$-

Tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred liabilities as of September 30, 2012 and December 31, 2011 are presented below:
	September 30, 2012	December 31, 2011
Deferred tax assets:
Net operating losses	$189,625	$184,841

Total deferred tax assets	189,625	184,841
Less: valuation allowance	(189,625)	(184,841)

Deferred tax assets, net	$-	$-

NOTE 12 – EQUITY TRANSACTIONS

For the nine months ended September 30, 2011:

On January 1, 2011, Andrew Marshall and Stefan Bachmann converted their loans aggregating $50,781 to 911,139 shares and 62,299 shares of the Company’s common stock, respectively. These shares were issued from the treasury.

On July 14, 2011, the Company issued 2,739,984 shares of its common stock to the treasury.

On August 30, 2011, the Company increased its authorized shares from 74,000,000 shares to 104,000,000 shares.

During 2011, the Company issued 5,452,514 shares (717,498 shares from the treasury) of its common stock to various investors in exchange for cash proceeds of $471,311, including 319,375 shares to Christoph Frey for $28,427, 127,750 shares to Andrew Marshall for $11,752 and 127,750 shares to Stefan Bachmann for $11,784.

During 2011, the Company issued 5,551,140 shares (3,026,140 shares from the treasury) of its common stock to two vendors for services. These shares were recorded at their fair value of $347,390.

For the nine months ended September 30, 2012:

On July 9, 2012, the Company issued 14,890,649 shares of its common stock to the treasury.

On July 10, 2012, holders of convertible notes converted their loans aggregating $207,286 to 3,344,634 shares all from the treasury.

On July 10, 2012, the Company issued to Andrew Marshall, Christoph Frey, Stepfan Bachmann, and Lupocon Anstalt, 3,695,621, 2,677,424, 2,023,634, and 2,023,634 shares, respectively in to settle unpaid amounts due for services totaling $599,988.

On July 10, 2012, the Company issued to various debtors 3,762,388 shares to settle unpaid amounts due aggregating $100,115.

On July 16, 2012, the Company issued to a debtor 2,126,932 shares to settle unpaid services due aggregating $104,902.

NOTE 13 – SUBSEQUENT EVENTS

Merger with MobileBits Holdings Corporation

Effective October 1, 2012 pursuant to a Stock Exchange Agreement (the “Share Exchange Agreement”) between MobileBits Holding Corporation, a Nevada Corporation (“MobileBits”), Aixum became a wholly-owned subsidiary of MobileBits.

Pursuant to the Share Exchange Agreement, at the closing of the Share Exchange each seller (a “Seller”, and collectively, the “Sellers”) sold to the Company its shares of Aixum (the “Transferred Shares”). In consideration for the Transferred Shares, the Company issued to each Seller such Seller’s pro rata portion of a number of shares of the Common Stock, par value $0.001 per share, of MobileBits, equal to (A) 6,666,667 minus (B) the sum of (i) the Liability Shares (as defined in the Share Exchange Agreement), if any, plus (ii) the Cost Shares (as defined in the Share Exchange Agreement), if any. On the Closing Date, MobileBits issued an aggregate of 5,803,061 shares of its Common Stock to the Sellers.